Translating New Immune Pathways into Meaningful Medicines Corporate Presentation June 2018 Exhibit 99.1

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates, including ATYR1923 and any product candidates from our other pipeline programs, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Accelerating Value Creation from Novel Immune Pathways Research: Discover innovative therapeutic candidates based on extracellular functionality of tRNA synthetases Initial focus on Resokine Pathway Lead Product Candidate: ATYR1923 Engineered Resokine protein for the treatment of inflammatory interstitial lung diseases Upcoming Clinical Catalysts: ATYR1923 Phase 1 data – 2Q 2018 Patient trial initiation – 4Q 2018 Financials: Cash, cash equivalents and investments at $74.1M as of 3/31/2018 *Resokine Pathway: Naturally secreted extracellular proteins derived from the histidyl-tRNA synthetase (HARS) gene

Therapeutic Candidate Pipeline Resokine Pathway DISCOVERY Preclinical Phase 1 Phase 2 ATYR1923 Interstitial Lung Diseases Resokine antibodies Various Cancers tRNA Synthetase Pipeline DISCOVERY Preclinical Phase 1 Phase 2 Multiple Discovery Programs Internal Programs at aTyr The Scripps Research Institute Hong Kong University of Science and Technology *ATYR1923: Engineered fusion protein with histidyl-tRNA synthetase (HARS) splice variant

Engineered HARS Splice Variant ATYR1923 for the Treatment of Interstitial Lung Diseases

AARS CARS DARS EPRS FARS GARS HARS IARS KARS LARS MARS NARS QARS RARS SARS TARS VARS WARS YARS Extracellular Immunomodulatory Function Intracellular Protein Synthesis Function Secretion (non-canonical) iMod: Extracellular Splice Variant Derived From HARS Gene Histidyl-tRNA Synthetase (HARS) tRNA Synthetase Genes: Resokine (extracellular HARS and splice variants) Anticodon-Binding Domain iMod Domain Aminoacylation Domain aTyr has identified the N-terminal domain of HARS as having an immunomodulatory function extracellularly (aTyr has named this the iMod Domain) iMod Domain

Immune Set Point Hypothesis: Resokine Pathway

Hypothesis: Resokine is part of a regulatory pathway that controls the immune set-point
- Sets the threshold of stimulation required for immune activation

Resokine inhibits T cell activation *in vitro*

- Inhibits release of inflammatory cytokines (e.g. IL-2, IFNγ) and effectors (e.g. granzyme B)
- Prevents up-regulation of cell-surface activation markers

Resokine has activity in a number of animal models of inflammatory disease

- TNBS-induced colitis, statin-induced myopathy, bleomycin-induced lung disease, IL-23 induced psoriasis, type-1 diabetes

Resokine circulates in healthy individuals

- Detectable levels in all healthy individuals tested
- Levels altered in some disease states

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ATYR1923: Program Snapshot ATYR1923: Engineered Fc fusion protein with HARS splice variant Refer to splice variant as the “iMod domain” (iMod for immuno-modulatory function) Mechanism: Regulation of immune system Binds to Neuropilin-2 (NRP-2) Target Population: Primary: Inflammatory interstitial lung diseases Secondary: Other inflammatory disorders “iMod Domain” (immuno-modulatory function) Human antibody Fc Domain HARS Splice Variant

High Unmet Need in Multiple Interstitial Lung Diseases

Sarcoidosis
- **~150K patients in the U.S.**
- Systemic inflammatory disorder characterized by non-caseating granulomas (CD4+ T cell driven)
- Advanced pulmonary disease is leading cause of death
- ~30% of patients have chronic inflammation, unresponsive to steroid treatment

Chronic Hypersensitivity Pneumonitis (CHP)
- **~60K patients in the U.S.**
- Exaggerated immune response to environmental antigen
- Commonly misdiagnosed as IPF
- Median survival: 7 years
- No effective therapeutic options



Represents 1% of U.S. ILD population
~150k patients
~135k patients
~60k patients
~250k patients

Idiopathic Pulmonary Fibrosis (IPF)
- **~135K patients in the U.S.**
- Irreversible, progressive disease with acute episodes
- Median survival: 3-5 years
- Current SOC: Nintedanib / pirfenidone slow functional loss but associated with significant side effects;
  - ➢ **~$2.0B+ combined sales in 2017 and growing**

Other ILDs (>100 disorders, ~250K patients in the U.S.)
- Many secondary to other disease **(e.g. SSc-ILD, RA-ILD)**
- All share underlying inflammatory insult

Large unmet medical need
- Many have grave prognosis
- SOC has limited evidence of safety or efficacy

2017 annual sales of Ofev® (nintedanib) ~920 Euros, 52.3% increase YoY
2017 annual sales of Esbriet® (pirfenidone) ~869 CHF, 13% increase YoY

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Slide adapted from Dr. Steven Nathan, Medical Director, Advanced Lung Disease and Transplant Program at Inova Fairfax Hospital, Falls Church, VA Interstitial Lung Diseases Share Persistent Immune Engagement Fibrotic Sarcoidosis Systemic Sclerosis – ILD (SSc-ILD) Chronic Hypersensitivity Pneumonitis (CHP) Rheumatoid Arthritis – ILD (RA-ILD) Idiopathic Pulmonary Fibrosis (IPF) Inflammatory

ATYR1923 MOA Overlaps with ILD Pathogenesis Bagnoto, Harari, European Respiratory Review, 2015 Cellular players and molecules in ILD Therapeutic intervention with ATYR1923 to downregulate immune insult and consequent fibrosis

Neuropilin-2 (NRP-2) Identified as a Binding Partner for ATYR1923 Pleiotropic receptor that can bind to a number of different ligands Well-established role in the development of the neural and lymphatic systems Emerging role in the immune system; present on a number of immune cell types Expressed on alveolar macrophages and may play role in regulating lung inflammation Schellenberg et al. Role of Neuropilin-2 in the immune system. Mol. Immunol. 90, 239-244. 2017 Immune cells where NRP-2 is expressed

ATYR1923 Inhibits T Cell Activation In Vitro Effect of 0.3 nM ATYR1923 on T Cell Cytokine Release Effect of ATYR1923 on T Cell Activation Markers *P < 0.05 Note: Presented in a poster at the American Academy of Immunology Annual Meeting in May 2018 aTyr is currently exploring the interaction with ATYR1923 and NRP-2 across multiple immune cell types Mean response from 3 donors

Weekly Therapeutic Dosing of ATYR1923 Reduces Fibrosis in Mouse Bleomycin Model


Ashcroft Score
Study 1
Ashcroft Index Score per Field
5
0
***
***
*
No BLM
Vehicle
PO
TGFβ Ab
(3 mg/kg)
IP QOD
D0-21
Pirfenidone
(100 mg/kg)
PO BID
D8-21
Vehicle
IV
ATYR1923
(0.4 mg/kg)
IV QW
D8, 15


Ashcroft Score
Study 2
Ashcroft Index Score per Field
5
0
***
***
***
***
***
No BLM
Vehicle
PO BID
D8-21
Dex
(0.25 mg/kg)
PO QD
D0-21
Pirfenidone
(200 mg/kg)
PO BID
D8-21
Vehicle
IV QD
D8-21
ATYR1923
(0.4 mg/kg)
IV QW
D8, 15

ATYR1923 administered therapeutically at 0.4 mg/kg QW reduces histological fibrosis comparable to or greater than pirfenidone, anti-TGF antibodies, and dexamethasone

****P ≤ 0.001; *P < 0.05*

Note: *Presented in a poster at the American Thoracic Society International Conference in May 2017*

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ATYR1923 Returns Breathing to Normal in Rat Bleomycin Model Late and early intervention commenced on Days 9 and 2, respectively Respiratory Volume = amount of air inhaled/exhaled/min; Nintedanib dosed daily (Days 9-21) Note: Presented in a poster at the American Thoracic Society International Conference in May 2018 2-way repeated measures ANOVA (Day 8, Day 15) followed by Dunnett’s post-hoc test of IV treatment groups *P ≤ 0.05; **P ≤ 0.01; Day 15 data are shown

Favorable Safety Profile Observed in 1- and 3- Month GLP Toxicology Studies

Nonhuman Primates

2 weekly IV doses of 3 mg/kg

- No increase in ~30 serum immune markers

1- and 3-month weekly IV dose

at 0, 10, 30, and 60 mg/kg

- No adverse test article–related findings
- Systemic exposure increased with increasing dose and did not appear to change with repeated dosing
- Anti-drug antibodies (ADA) did not appear to have an impact on systemic exposure
- No-observed-adverse-effect level (NOAEL) = 60 mg/kg (C_{trough} = 228 nM)

6-Month GLP study ongoing in nonhuman primates

Rodents

1- and 3-month weekly IV dose

at 0, 10, 30, and 60 mg/kg

- No adverse test article–related findings
- Systemic exposure increased with increasing dose and did not appear to change with repeated dosing
- ADA did not appear to have an impact on systemic exposure
- NOAEL = 60 mg/kg

Note: *Presented in a poster at the American Thoracic Society International Conference in May 2018*

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ATYR1923 Phase I Healthy Volunteer Study 5 mg/kg 3 mg/kg 1 mg/kg 0.3 mg/kg 0.1 mg/kg 0.03 mg/kg Randomized, double-blind, placebo-controlled, single-ascending-dose 6 Cohorts; 6 healthy volunteers/cohort; 2:1 randomization (N=36 HVs total) 30-day assessment-follow-up period Safety & Tolerability Pharmacokinetics D15 Safety Review D1 1hr IV infusion D29 Final Visit ··· · · · · · Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 · Study Visits Dose escalation proceeded through Cohort 6 (DRC review after each cohort) All participants completed study drug infusion in all cohorts Top-line data to be announced in June *DRC = Data Review Committee reviews safety of each cohort before approving dose escalation

Strategic Focus to Create Long-Term Shareholder Value Phase 2 Trial – Interstitial Lung Disease Several translational animal studies ongoing to better inform clinical direction Understanding the interaction of Neuropilin-2 as a binding receptor for ATYR1923 Collaborating with industry leading pulmonary clinicians to develop patient trials for ATYR1923 Initiate patient trial in 4Q 2018 Discovery and Pipeline Enhancement Academic collaborations and ongoing internal programs to discover innovative therapeutic candidates from tRNA synthetase biology Financials $74.1M cash, cash equivalents and investments as of 3/31/18 Market capitalization as of closing price on 6/1/18: ~$36M* *Market capitalization calculated using all common shares outstanding and preferred class X shares on an if-converted basis for a total outstanding share count of 41.3M shares.

Appendix: Neuropilin-2 (NRP-2) Overview

Neuropilin-2



a1 (CUB)
a2 (CUB)
b1 (FV/VIII)
b2 (FV/VIII)
C (MAM)
TM
Small intracellular region
(PDZ-binding motif)

- Originally identified based on its role in axon guidance during neuronal development
- Subsequently shown to be a pleiotropic receptor that can regulate diverse pathways
  - Binds multiple ligands
  - Pairs with multiple co-receptors
- Widely distributed, though often held intracellularly and transported to the cell surface under specific stress/activation conditions
- Type I transmembrane glycoprotein of approx. 120kDa (926 amino acids)
- 5 defined extracellular domains
- Small intracellular domain (46 amino acids) has limited signaling ability

CUB: Complement C1r/s, UEGF, BMP-1 homology domain. FV/FIII: Factor V/VIII homology domain.
MAM: Meprin, A5, mu phosphatase homology domain

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Adapted from Parker et al., (2012) Biochemistry 51, 9437-9446 NRP-2 Utilizes Common Mechanisms to Regulate Diverse Pathways Semaphorin 3F VEGF-C NRP-2 NRP-2 VEGF-R3 Plexin A3 Plexin driven signaling VEGFR driven signaling CONFIDENTIAL

NRP-2 is Highly Expressed in Alveolar Macrophages


CD68 + CD163
NRP-1
NRP-2
Lymph node
Lung (alveolus)
Lung (bronchus)

Fig 2. NRPs expression in tissue-specific macrophages compared to immunostaining with a cocktail of anti-CD68 and anti-CD163 antibodies. Expression was detected in alveolar macrophages in lung, but not in lymph node (sinus macrophages). And NRP-1 and NRP-2 also expressed on bronchial macrophages. Green arrow indicates NRP-2 expression on lymphatic vascular endothelium, used as positive control. Serial sections were counterstained with hematoxylin. NRP-1, neuropilin 1; NRP-2, neuropilin 2.


A
Brain
Liver
Spleen
Lymph node
Lung
M 1 2 3 4 5 6 7 8 9 10 11 N M
NRP-1 (120 bp)
NRP-2 (257 bp)
GAPDH (137 bp)
B
NRP-1
NRP-2
Negative control

Fig 4. NRPs mRNAs expression in normal tissues (RT-PCR) and on alveolar macrophages in physiologically normal lung (in situ-PCR). (A) By reverse transcriptase polymerase chain reaction (RT-PCR), N represents the negative control, and M represents the 20 base-pair DNA ladder. (B) NRP-1 and NRP-2 mRNAs of alveolar macrophages in physiologically normal lung by in situ-polymerase chain reaction (in situ-PCR). NRP-1, neuropilin 1; NRP-2, neuropilin 2; GAPDH, glyceraldehyde-3-phosphate dehydrogenase.

Table 3. Comparison of neuropilin-1 (NRP-1) and neuropilin-2 (NRP-2) expression on alveolar macrophages in lung cancer adjacent to the cancer margin, lung inflammation and lung tissue remote to the cancer nest (physiologically normal lung).

Cases/Diseases	Number of NRP-1 positive cells[A)] (mean ± SD)	Number of NRP-2 positive cells[A)] (mean ± SD)
Adenocarcinoma (n = 15)	$38.3 \pm 8.9^{\ddagger, \#}$	$37.8 \pm 9.20^{\ddagger, \#}$
Squamous cell carcinoma (n = 15)	$46.7 \pm 9.2^{*, ***}$	$48.1 \pm 10.7^{*, ***}$
Inflamed lung (n = 20)	$25.1 \pm 9.1^{*, **, \ddagger}$	$24.5 \pm 12.1^{*, **, \ddagger}$
Physiologically normal lung (n = 5)	$9.2 \pm 3.8^{**, ***, \#}$	$8.9 \pm 3.9^{**, ***, \#}$

Ye Aung *et al.*, (2016) PLOS One DOI:10.1371/journal.pone.0147358

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Recent Publications

- Schellenberg et al. *Role of Neuropilin-2 in the Immune System.* Mol. Immunology. 2017
- Roy at al. *Multifaceted Role of Neuropilins in the Immune System: Potential Targets for Immunotherapy*. Frontiers in Immunology. 2017
- Immormino et al. *Neuropilin-2 Regulates Airway Inflammatory Responses to Inhaled Lipopolysaccharide*. Am J of Physiology. 2018
- Mucka et al. *Inflammation and Lymphedema Are Exacerbated and Prolonged by Neuropilin 2 Deficiency*. Am J of Pathology. 2016

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